SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 24, 2007
Date of Report (Date of earliest event reported)

PAYLESS SHOESOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 24, 2007, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing the reelection of Daniel Boggan Jr, Michael A. Weiss, and Robert C. Wheeler, to the Company’s Board of Directors for three years terms. Mr. Michael E. Murphy retired at the end of his current term, which expired at today’s meeting. Stockholders also ratified the reappointment of Deloitte & Touche LLP as the company’s independent registered public accountants for fiscal year 2007; approved the amendments to and restatement of the Payless ShoeSource, Inc. 2006 Stock Incentive Plan; and approved the amendments to and restatement of the Payless ShoeSource Inc. Incentive Compensation Plan.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

99.1     Press Release, dated May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.

Date: May 24, 2007	By:	/s/ Ullrich E. Porzig Ullrich E. Porzig Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 24, 2007.